NexPoint Capital, Inc.

Maximum Offering of 150,000,000 Shares of Common Stock

Supplement No. 11 dated November 30, 2017

to

Prospectus dated May 12, 2017

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of NexPoint Capital, Inc. dated May 12, 2017 (the “Prospectus”), Supplement No. 1, dated June 14, 2017, Supplement No. 2, dated June 28, 2017, Supplement No. 3, dated July 26, 2017, Supplement No. 4, dated August 23, 2017, Supplement No. 5, dated September 13, 2017, Supplement No. 6, dated October 20, 2017, Supplement No. 7, dated October 23, 2017, Supplement No. 8, dated November 15, 2017, Supplement No. 9, dated November 22, 2017 and Supplement No. 10, dated November 29, 2017. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available at www.sec.gov or by calling us toll-free at (877) 665-1287. Unless otherwise defined in this supplement, capitalized terms used in this supplement shall have the same meanings as set forth in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 31 of the Prospectus before you decide to invest in shares of our common stock.

Public Offering of Shares

On November 22, 2017, the Board of Directors of NexPoint Capital, Inc. (the “Company”) approved the closing of the Company’s public offering to new investors on February 14, 2018. The last weekly closing in the Company’s continuous public offering to new investors is expected to take place on or about February 14, 2018.

NEX-SUPP11-1117